                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): January 20, 2000


                        WFS Financial 1999-C Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        California                     333-80423               33-0149603
----------------------------          ------------        -------------------
(State or other jurisdiction          (Commission            (IRS employer
     of incorporation)                file number)        identification no.)

WFS Financial Auto Loans, Inc. (as Originator)
23 Pasteur
Irvine, California                                               92618
----------------------------------------------                ----------
(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code: (949) 727-1000

Item 5. Other Events

On October 26, 1999 the Commission declared effective a Registration Statement on Form S-3 (File No. 333-80423) (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the WFS Financial 1999-C Owner Trust (the "Trust") of the following securities:

         $224,100,000 of 6.411% Auto Receivable Backed Notes, Class A-1
         $149,425,000 of 6.92% Auto Receivable Backed Notes, Class A-2
       $73,975,000 of 7.07% Auto Receivable Backed Notes, Class A-3, and
           $52,500,000 of 7.34% Auto Receivable Backed Certificates.

The Class A-1 Notes, Class A-2 Notes and Class A-3 Notes (the "Notes" and together with the Certificates, the "Securities") and the Certificates were issued by the Trust on November 3, 1999. The Notes are secured by the assets of the Trust, while the Certificates evidence undivided fractional interests in the assets of the Trust. The Notes and the Certificates were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Registration Statement, the assets of the Trust will include (i) a pool of retail installment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "Insurer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and WFS Financial Auto Loans, Inc. (the originator of the Trust), the Indenture Trustee will deliver to each Noteholder and the Owner Trustee will deliver to each Certificateholder with respect to each quarterly distribution to holders of the Securities a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the January 20, 2000 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $54,661,063.78 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the Reinvestment Contract entered into among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), and $54,661,063.78 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Securities and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit on page 5 of this Form 8-K are filed herewith



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WFS FINANCIAL 1999-C OWNER TRUST

                                        By:     WFS Financial Inc
                                                as Master Servicer

Date: January 31, 2000                  /s/ J. KEITH PALMER
                                        ---------------------------------------
                                        J. Keith Palmer, Senior Vice President


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                               INDEX TO EXHIBITS


Exhibit No.            Description                                               Page
-----------            -----------                                               ----
21.1           Statement to Securityholders as to the                             -----
               January 20, 2000 Distribution Date

21.1           Distribution Date Statement dated as of                            -----
               December 31, 1999 for the January 20, 2000 Distribution Date

21.3           Consolidated financial statements of Financial                     -----
               Security Assurance Inc. and Subsidiaries as of December 31,
               1998 and 1997, and for each of the three years in the period ended December 31, 1998 (IncorporateD by reference from the
               Annual Report on Form 10-K of Financial Security Assurance
               Holdings Inc. for the year ended December 31, 1998 (file # 1-
               12644) as filed on or about March 23, 1999)

21.4           Condensed consolidated financial statements of                     -----
               Financial Security Assurance Inc. for the three month period ended March 31, 1999 (Incorporated by reference from the
               Quarterly Report on Form 10-Q of Financial Security Assurance
               Holdings Inc. for the quarter ended March 31, 1999 (file
               #1-12644) as filed on or about May 13, 1999 and as amended on Form 10Q/A filed on or about August 5, 1999)

21.5           Condensed consolidated financial statements of                     -----
               Financial Security Assurance Inc. for the six month period ended June 30, 1999 (Incorporated by reference from the
               Quarterly Report on Form 10-Q of Financial Security Assurance
               Holdings Inc. for the quarter ended June 30, 1999 (file
               #1-12644) as filed on or about August 11, 1999)

21.6           Condensed consolidated financial statements of                     -----
               Financial Security Assurance Inc. for the nine month period ended September 30, 1999 (Incorporated by reference from the
               Quarterly Report on Form 10-Q of Financial Security Assurance
               Holdings Inc. for the quarter ended September 30, 1999 (file
               #1-12644) as filed on or about November 12, 1999)

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